                                                                           Exhibit  99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A


Collection Period. . . . . . . . . . . . . . . . . . . . . . . . . . .  February  2000
Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . .          03/08/00
Deposit Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        03/14/2000
Distribution Date. . . . . . . . . . . . . . . . . . . . . . . . . . .        03/15/2000


POOL BALANCE

Pool Balance on the close of the last day of the preceding . . . . . .    144,334,315.32
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal . .     15,161,802.60
Purchase Amount allocable to Principal . . . . . . . . . . . . . . . .              0.00
Realized Losses (see note) . . . . . . . . . . . . . . . . . . . . . .        450,666.75
                                                                        -----------------
Pool Balance on the close of the last day of the Collection Period . .    128,721,845.97
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date . . . . . . . . . . . . . .      3,031,927.94
                                                                        -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date . . . . . . . . . . . . . . . . . . . .    125,689,918.03
Original Pool Balance. . . . . . . . . . . . . . . . . . . . . . . . .  2,136,187,667.91
Pool Factor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         5.8838425%



Portfolio Balances and Pool Factors
                                    Beginning           End
                                    of Period       of Period
                                    ---------       ---------
Class A-1 Note Balance. . . . .              -               -
Class A-1 Pool Factor . . . . .      0.0000000       0.0000000
Class A-2 Note Balance. . . . .              -               -
Class A-2 Pool Factor . . . . .      0.0000000       0.0000000
Class A-3 Note Balance. . . . .              -               -
Class A-3 Pool Factor . . . . .      0.0000000       0.0000000
Class A-4 Note Balance. . . . .              -               -
Class A-4 Pool Factor . . . . .      0.0000000       0.0000000
Class B-1 Certificate Balance .  66,866,995.70   50,906,250.12
Class B-1 Pool Factor . . . . .      0.6955965       0.5295618
Class B-2 Certificate Balance .  74,783,667.91   74,783,667.91
Class B-2 Pool Factor . . . . .      1.0000000       1.0000000

Weighted Average Coupon . . . .     10.3442000%
Weighted Average Original Term.          65.65
Weighted Average Remaining Term          15.23





COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest. . . . .   1,250,017.87
Recoveries. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     288,240.06
Purchase Amount allocable to Interest . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Interest Collections. . . . . . . . . . . . . . . . . . . . .   1,538,257.93
Advances for the related Distribution Date. . . . . . . . . . . . .     221,368.47
Less:  Outstanding Advances to be reimbursed. . . . . . . . . . . .     236,482.91
                                                                     -------------
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . .   1,523,143.49
Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period). . . . . . . . . . . . . . . . . . . .  15,161,802.60
Purchase Amount allocable to Principal  (for the Collection . . . .           0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date . . . . . . . . . . . . . . . . . . . . . . .   3,031,927.94
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date . . . . . . . . . . . . . . . . . . .   2,683,651.71
                                                                     -------------
Available Principal . . . . . . . . . . . . . . . . . . . . . . . .  15,510,078.83

Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . .  17,033,222.32
Regular Principal (equals Available Principal plus Realized Losses)  15,960,745.58


REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables. . .      12,232.15
Servicing Fee (inc. unpaid amount from prior periods) . . . . . . .     120,278.60
Noteholder Amounts
Class A-1 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-2 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-3 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-4 Monthly Interest. . . . . . . . . . . . . . . . . . . . .           0.00
Class A-4 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Total Accrued Note Interest . . . . . . . . . . . . . . . . . . . .           0.00

Class A-1 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-2 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-3 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Class A-4 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class A-4 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Total Noteholders' Principal Payment Amount . . . . . . . . . . . .           0.00

Certificateholder Amounts
Class B-1 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     376,126.85
Class B-1 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     376,126.85

Class B-2 Monthly Interest. . . . . . . . . . . . . . . . . . . . .     428,448.10
Class B-2 Interest Carryover Shortfall. . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     428,448.10

Total Accrued Certificate Interest. . . . . . . . . . . . . . . . .     804,574.95

Class B-1 Monthly Principal . . . . . . . . . . . . . . . . . . . .  15,960,745.58
Class B-1 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15,960,745.58

Class B-2 Monthly Principal . . . . . . . . . . . . . . . . . . . .           0.00
Class B-2 Principal Carryover Shortfall . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           0.00

Total Certificateholders' Principal Distribution Amount . . . . . .  15,960,745.58

Total required distributable amount . . . . . . . . . . . . . . . .  16,897,831.28
Less: Total Available Funds . . . . . . . . . . . . . . . . . . . .  17,033,222.32
                                                                     -------------
Net Available Funds   (Shortfall) Excess. . . . . . . . . . . . . .     135,391.04
Withdrawal from Reserve Account (If Shortfall). . . . . . . . . . .           0.00
Deposit to Reserve Account (If Excess). . . . . . . . . . . . . . .     135,391.04


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest. . . . . . . . . . . . . . . . . . . . . . . . .   1,523,143.49
Available Principal . . . . . . . . . . . . . . . . . . . . . . . .  15,510,078.83
Withdrawal from Reserve Account . . . . . . . . . . . . . . . . . .           0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables. . . . . . . . . . . . . . . . . . .      12,232.15
  b)   Servicing Fee. . . . . . . . . . . . . . . . . . . . . . . .     120,278.60
                                                                     -------------
Net Deposit to Collection Account . . . . . . . . . . . . . . . . .  16,900,711.57

Deposit to Note Payment Account
Class A-1 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-2 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-3 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-4 Interest Distribution . . . . . . . . . . . . . . . . . .           0.00
Class A-1 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-2 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-3 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
Class A-4 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Deposit to Note Payment Account . . . . . . . . . . . . . . .           0.00

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution . . . . . . . . . . . . . . . . . .     376,126.85
Class B-2 Interest Distribution . . . . . . . . . . . . . . . . . .     428,448.10
Class B-1 Principal Distribution. . . . . . . . . . . . . . . . . .  15,960,745.58
Class B-2 Principal Distribution. . . . . . . . . . . . . . . . . .           0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account . . . . . . . . .  16,765,320.53

Deposit to Reserve Account. . . . . . . . . . . . . . . . . . . . .     135,391.04



SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:


(I) Sum of:
(a) Percentage applicable times. . . . . . . . . . . . . . . . . . . .              7.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date. . . . . . . . . . . . . . . . . . . . . . . .    125,689,918.03    8,798,294.26
                                                                        -----------------
      and,
(b) Specified Interest Reserve Amount  (Three months . . . . . . . . .              0.00
                                                                        -----------------
          interest on the Certificates if Notes are Outstanding) . . .      8,798,294.26
       and
(II) Lesser of:
                                                                        (a) $26,702,346.   26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances. . . . . . . . . . . . . .    125,689,918.03

Specified Reserve Account Balance. . . . . . . . . . . . . . . . . . .     26,702,346.00

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26,702,346.00
Deposit from Available Interest and Available Principal. . . . . . . .        135,391.04
Investment Earnings. . . . . . . . . . . . . . . . . . . . . . . . . .        108,234.31
Less:
Accrued and unpaid Servicing Fees. . . . . . . . . . . . . . . . . . .              0.00
Amounts to be distributed to Securityholders'. . . . . . . . . . . . .              0.00
                                                                        -----------------
Balance. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26,945,971.35
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance . . . . . . . . . . . . . . . . . . . . . . . . .        243,625.35
                                                                        -----------------
Ending Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26,702,346.00


Interest Reserve Amount. . . . . . . . . . . . . . . . . . . . . . . .              0.00
Available Reserve Amount . . . . . . . . . . . . . . . . . . . . . . .     26,702,346.00




INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account. . . . . . . . . . . . . . . . . . . . . . . .              0.00

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account. . . . . . . . . . . . . . . . . . .     16,765,320.53

Amount to be deposited from the Collection Account into the
Reserve Account. . . . . . . . . . . . . . . . . . . . . . . . . . . .        135,391.04

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right . . . . . . . . . . . . . . .        243,625.35

Amount to be deposited from the Reserve Account into the
       Collection Account. . . . . . . . . . . . . . . . . . . . . . .              0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . .        450,666.75
Net Loss Ratio (annualized)
For the current Collection Period. . . . . . . . . . . . . . . . . . .              1.43%
For the preceding Collection Period. . . . . . . . . . . . . . . . . .              2.85%
For the second preceding Collection Period . . . . . . . . . . . . . .              1.74%
                                                                        -----------------
Average Net Loss Ratio (Specified Reserve Account. . . . . . . . . . .              2.01%
Balance increases if greater than 1.50%)




Delinquency Analysis
                                                                  Number of  Princopal
                                                                  Loans      Balance
                                                                  ---------  -------------
   30 to 59 days past due. . . . . . . . . . . . . . . . . . . .       1630   7,302,302.52
   60 to 89 days past due. . . . . . . . . . . . . . . . . . . .        430   1,847,257.47
   90 or more days past due. . . . . . . . . . . . . . . . . . .        277   1,307,090.39
                                                                  ---------  -------------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2337  10,456,650.38

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts) . . . . . . . . . . . . . . . . . . . . . .         96     568,909.00




Delinquency Ratio including Repossessions
For the current Collection Period . . . . . . . . . .    2.45%
For the preceding Collection Period . . . . . . . . .    3.13%
For the second preceding Collection Period. . . . . .    2.90%
                                                       -------
Average Delinquency Ratio (Specified Reserve Account.    2.83%
Balance increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator. . . . . . . .  YES

Equity Percentage . . . . . . . . . . . . . . . . . .  121.24%

Repurchased Receivables . . . . . . . . . . . . . . .    0.00
